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                                 EXHIBIT 23(A)


                        CONSENT OF KPMG PEAT MARWICK LLP
                AS TO THE FINANCIAL STATEMENTS OF THE REGISTRANT


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Associated Banc-Corp:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                       /s/ KPMG Peat Marwick LLP

Chicago, Illinois
June 23, 1995